SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 10, 2005

Asset Backed Securities Corporation,

Home Equity Loan Trust, Series 2004-HE10

Asset Backed Pass-Through Certificates, Series 2004-HE10

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)

New York	333-109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 10, 2004, Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of December 1, 2004 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Litton Loan Servicing LP, as servicer (the “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series 2004-HE10 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:

/s/ Gregory P. Richter

Name:

Gregory P. Richter

Title:

Vice President

Dated:  January 10, 2005

EXHIBIT 4.1